UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2006

HOSPIRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31946	20-0504497
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 N. Field Drive Lake Forest, Illinois	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 212-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 23, 2006, Hospira’s board of directors amended Hospira’s bylaws to eliminate the executive committee of the board of directors. The amended bylaws are filed herewith as Exhibit 3.1.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Hospira, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: August 25, 2006		/s/ Brian. J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary